SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     February 27, 2004

Introgen Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-21291	74-2704230

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

301 Congress Avenue, Suite 1850, Austin, Texas	78701

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (512) 708-9310

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

99.1	Press Release dated February 27, 2004.

Item 12. Results of Operations and Financial Condition.

     On February 27, 2004, Introgen Therapeutics, Inc. issued its press release announcing financial results for the three and twelve months ended December 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

     The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2004	INTROGEN THERAPEUTICS, INC.
/s/ JAMES W. ALBRECHT, JR.
James W. Albrecht, Jr.
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Document
99.1	Press Release dated February 27, 2004.